Cord Blood America

Investor Presentation
Fall 2006

Safe Harbor

Special Note: Statements made in this presentation, including, but not limited to, those relating to the private stem cell storage market's capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government's continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as "anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission. Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Agenda

- The Fundamentals
  - The Cord Blood Storage Market
  - Competitors
- The Technical Statistics
  - Key Financial Statistics
  - Stem Cell Comparables
- Summary of CBAI Investment

Agenda

- The Fundamentals
  - The Cord Blood Storage Market
  - Competitors
- The Technical Statistics
  - Key Financial Statistics
  - Stem Cell Comparables
- Summary of CBAI Investment

Market Potential

- **Approximately 4 million births in the United States**
- **Current market penetration: less than 5.0%***

	Private	Public
2003	40,000	30,000*
2004	70,000	50,000*
2005	80,000	50,000*
2006	80,000	50,000*

*First Call Estimates based on internal due diligence

Umbilical Cord Blood Industry


Cord Blood Storage Market
Market ($M)
160
140
120
100
80
60
40
20
0
2002
2003
2004
2005 (est)
2006 (est)
2007 (est)

- First sample was collected and cryogenically frozen in 1988
- In 2005, est.130,000 samples were privately banked (est. 79% growth over 2003)
- Market expected to reach 150,000 stem cells collected in 2007.
- In the private sector, 22 private companies and 4 publicly traded companies currently compete
- ESTIMATED $1 Billion Marketplace by 2010
- Since 2004, 2 new entries into market, 2 out of business, and another's assets acquired by CBAI = consolidation

The market is expected to exceed $1 billion by 2010

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Barriers to Entry: Private Banking

- PharmaStem Inc. patent on technology, and obtaining a license, has significantly increased the cost of entering the market. They are less likely to issue anymore licenses at this time
- AABB, AATB, FACT, FDA, NY, NJ – Licensure is costly and time consuming
- Laboratory operations require significant capital and the accreditation process is time consuming
- **Cost of Customer acquisition has increased dramatically since 2003.**
- The market is becoming more sophisticated and less willing to accept new entries.
- **Human Capital -** A presence in OB/GYN offices and hospitals, plus a large inside sales staff are necessary to capture market share

Competitor Analysis

	CBAI		VIAC		CCEL	
	2005	2004	2005	2004	2005	2004
Revenues (M)	$2.3	$1.5	$44	$38	$14.4	$12.2
Percent Change	+53%		+16%		+18%	
GP (M)	$0.5	$0.3	$36	$31	$10	$9
Percent change	+67%		+16%		+10%	
Operating Expenses (M)	$4.9	$1.9	$61	$58	$13.2	$9.0
Net Gain/Loss (M)	$-6.1	$-1.7	$-16	$-34	$1.0	$2.8
Loss Per Share	$-0.17	$-0.06	$-0.44	$-12.62	$0.09	$0.25

Competitive Landscape

	Cord Blood	Cord Blood Registry	Viacord	Cryo-Cell
24/7 Service	Yes	Yes	Yes	Yes
Storage Method	Cryo-Bag	Cryo-Vials	Cryo-Bag	Cryo-Bag
PharmaStem Licensed	Yes	No	No	No
Number of Transplants	34	37	16	6
Payment Plans Offered	Yes	Yes	Yes	Yes
Enrollment & Collection Cost	$1,695	$1,700	$1,650	$1,595
Shipping	included	$150	$150	$135
First Years Storage	included	$125	$125	$125
Subsequent Storage	$95/yr	$125/yr	$125/yr	$125
Late Enrollment Penalty	none	none	none	$50
Early Enrollment Discount	$100	none	none	none
First Year Cost	$1,695	$1,975	$1,925	$1,855

Competitor Analysis

Cord Blood Registry: 130,000 customers
CCEL : Over 125,000 customers
VIAC: 80,000 customers
CorCell: Over 11,000 customers

CBAI: Approaching 3,000 customers

All above are estimates

Competitor Analysis Summary

Acquisition vs. Organic Growth?:

1. VIAC has spent $117M in 2 years and over $200M all time to acquire approximately 80,000 customers
2. CBAI has spent $7M all time to acquire 2,500 customers
3. Both CBAI and VIAC spent approx $2500 to acquire one customer organically.
4. CBAI's first asset purchase cost approximately $380/customer, almost an 8:1 savings ratio from above.
5. CBAI has a second acquisition under LOI at a similar cost and 4 more acquisitions that we can systematically issue LOI's immediately.
6. Conclusion: Given the current market conditions, CBAI believes that most of its energy is better spent finding accretive acquisitions while limiting organic growth.

CBAI STRATEGY

Acquisition vs. Organic Growth?:

Acquiring one customer through acquisition costs 8 times less than organically = CONSOLIDATION

CBAI – A Great Fundamental Investment

Why is CBAI a Great Fundament Investment for your Portfolio?:

1. Large growing market in rapid growth industry.
2. High Barriers to Entry
3. CBAI has a history of increased revenue and gross profit while decreasing the operational losses.
4. CBAI has a highly competitive product that reasonably priced compared to market.
5. CBAI is on the cusp of becoming one of the largest Cord Blood companies in US. = Strength
6. CBAI is well positioned to execute a roll up strategy. CBAI completed the first roll up in January and speculates it will close the second in Oct 2006.
7. Well positioned to roll up most of industry.
8. CBAI thus far has recognized that during the lull of the industry growth, that a roll-up is prime until the buying dynamics of the consumer change

Agenda

- The Fundamentals
  - The Cord Blood Storage Market
  - Competitors
- The Technical Statistics
  - Key Financial Statistics
  - Stem Cell Comparables
- Summary of CBAI Investment

Financials

	2003*	2004*	2,005	First six months 2006
Revenue	1,270,000	1,504,000	2,277,523	$1,723,489
COGS	(969,000)	(1,157,000)	(1,764,183)	(1,295,739)
Gross Profit	300,000	347,000	513,340	427,751
Selling, General and Admin Expenses	(403,000)	(1,949,000)	(4,779,060)	(2,426,991)
Interest Expense	(26,000)	(79,000)	(1,867,844)	(982,455)
Net Income (Loss)	(129,000)	(1,682,000)	(6,126,131)	(2,981,694)

Key Drivers:
- Strong organic growth driven by increased market awareness and market share gains
- Opportunistic acquisitions
- Shift in the customer acquisition mix

*The financial information is presented as if the combining companies had been consolidated for all periods presented.

Projected Financials

	FY2006	FY2007	FY2008	FY2009	FY2010
Revenues	$6,200,000	$11,800,000	$19,000,000	$23,000,000	$27,000,000
Costs of Revenues	4,500,000	7,800,000	12,900,000	15,500,000	17,400,000
Gross Profit	1,700,000	4,000,000	6,100,000	7,500,000	9,600,000
SG&A Expense	5,000,000	6,400,000	6,100,000	6,000,000	6,000,000
Income (Loss) from Operations	(3,300,000)	(2,400,000)	-	1,500,000	3,600,000
Other Expenses	6,760,000	(627,000)	-	358,000	890,000
Net Profit (Loss)	$ (10,060,000)	$ (1,773,000)	$ -	$ 1,142,000	$ 2,710,000

Key Drivers:

- Strong organic growth driven by increased market awareness and market share gains
- Opportunistic acquisitions
- Shift in the customer acquisition mix away from direct to consumer

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (8/30/06) and 52-Week Range	$0.10|| $0.07 to $0.39
Basic and Fully Diluted Shares (12/31/05)	39,471,857 || 41,221,857
Float (8/31/2006)	19.2M
Market Cap (Fully Diluted)(8/30/05)	$4.05M
Volume (daily 200-day average)	203,000
Cash Balance (6/31/06)	$188,257
Debt (6/31/05)	$6,228,169
Employees and Insider Ownership Shares	50 % of fully diluted appx
Institutional Ownership Shares	5 % of fully diluted appx
Fiscal Year	December 31st
Accounting Firm	Rose, Snyder, Jacobs

www.cordpartners.com and www.cordblood-america.com

Comparable Analysis

	Symbol	Price 8/30/06	Market Cap	FY'05 Revenue	FY'05 P/Sales	Projected FY06 Revenue	Projected FY06 P/Sales	Projected FY07 Revenue	Projected FY07 P/Sales
Viacell, Inc.	VIAC	$4.25	$161	$44	3.7x	$53	3.0x	$63	2.6x
Cryo Cell International, Inc.*	CCEL	$2.55	$29	$14	2.1x	$17	1.7x	$20	1.5x
Mean							**2.4x**		**2.0x**
Median							**2.4x**		**2.0x**
Cord Blood America	**CBAI**	**$0.10**	**$4**	**$2**	**1.6x**	**$6**	**0.6x**	**$12**	**0.3x**

*projections provided by CBAI, assumes 20% year over year growth for VIAC, CCEL

CBAI Stock Uplift – Market Cap

	Viacell	Cryo-Cell	CBAI	Combined US	CBAI Multiplier With ACQ	Industry Multiplier With ACQ
Price (8/18/2006)	$3.94	$2.50	$0.12	$ 2.05		
Shares (MM)	38.6	11.4	40.6	90.6		
Market Val ($MM)	$152.00	$28.48	$4.87	$185.35	**$11.21**	**$16.32**
Revs (TTM - $MM)	$42.80	$14.50	$2.28	$59.58	**$5.25**	**$5.25**
Multiple	3.6x	2.0x	2.1x	3.1x		

CBAI Stock Uplift – # of Samples

	Viacell	Cryo-Cell	CBAI	Combined US	CBAI Multiplier With ACQ	Industry Multiplier With ACQ
Price (8/18/2006)	$3.94	$2.50	$0.12	$2.05		
Market Val ($MM)	$152,000,000	$28,000,000	$4,870,000	$184,870,000	**$24,350,000**	**$13,331,971**
# of Samples	80,000	125,000	3,000	208,000	**15,000**	**15,000**
Value Per Sample	$1,900	$224	$1,623	$889		

Source for Following Data

For all of the following date comparisons, all information was gathered from the Yahoo! Finance website or other reliable and reputable financial website sources. The following statistics are meant for comparison purposes only, and represent to what CBAI could find as true and accurate financial information. All information was gathered on 4/25/06.

Cord Blood AMERICA

Key Points Summary

As of 4/25/06

Category	Total # Measured	CBAI Rank	Percentile
% Float of Total	14	1	92.86%
Quarterly Revenue Growth	16	5	68.75%
Float	14	5	64.29%
Earnings Per Share	16	7	56.52%
EBITDA	16	7	56.52%
Total Revenues	16	7	56.25%
Revenues Per Share	16	7	56.25%
52 Week Change	15	7	53.33%
Share Price/Revenues	15	7	53.33%
Avg. Share Volume	16	8	50.00%
Shares Outstanding	16	8	50.00%
Gross Profit	13	8	38.46%
Market Cap	16	14	12.5%
Share Price	18	16	11.11%

Key Points for Analysts

1. CBAI is a top performer comparatively in 11 of 14 analysis categories.
2. Market Cap and Share Price seem to be the biggest questions vs. the rest of the stem cell companies.
3. Every other company on this list has a laboratory and its overhead.
4. Every other company compared has an element of R&D.

Market Cap

As of 4/25/06

Geron Corporation	NASDAQ	GERN	$ 481.69
ViaCell, Inc.	NASDAQ	VIAC	$ 218.86
StemCells, Inc.	NASDAQ	STEM	$ 175.27
Thermogenisis Corp.	NASDAQ	KOOL	$ 177.48
Aastrom Biosciences, Inc.	NASDAQ	ASTM	$ 163.32
Cytori Therapeutics Inc	NASDAQ	CYTX	$ 130.44
Curis	NASDAQ	CRIS	$ 85.26
Medistem Technologies	OTCBB	MDSM	$ 60.09
Cryo-Cell Intl, Inc.	OTCBB	CCEL	$ 34.86
Advanced Cell Technology Inc.	OTCBB	ACTC	$ 29.44
PharmaFrontiers	OTCBB	PFTR	$ 13.63
Multi Cell	OTCBB	MCET	$ 12.23
Brainstorm	OTCBB	BCLI	$ 10.11
Cord Blood America, Inc.	OTCBB	CBAI	$ 6.49
Calbatech Inc	OTCBB	CLBE	$ 4.56
Vitro Diagnostics	OTCBB	VODG	$ 1.09

Revenues

	Symbol	Revenue	Mkt Cap
As of 4/25/06			
ViaCell, Inc.	VIAC	$ 44.44	$ 218.86
Cryo-Cell Intl, Inc.	CCEL	$ 14.45	$ 34.86
Thermogenisis Corp.	KOOL	$ 10.07	$ 177.48
Geron Corporation	GERN	$ 6.16	$ 481.69
Cytori Therapeutics Inc	CYTX	$ 6.01	$ 130.44
Curis	CRIS	$ 6.00	$ 85.26
Cord Blood America, Inc.	CBAI	$ 2.28	$ 6.49
Calbatech Inc	CLBE	$ 1.29	$ 4.56
Aastrom Biosciences, Inc.	ASTM	$ 0.65	$ 163.32
Advanced Cell Technology Inc.	ACTC	$ 0.40	$ 29.44
Multi Cell	MCET	$ 0.21	$ 12.23
StemCells, Inc.	STEM	$ 0.20	$ 175.27
Vitro Diagnostics	VODG	$ 0.17	$ 1.09
PharmaFrontiers (PFTR)	PFTR	$ 0.00	$ 13.63
Brainstorm (BCLI)	BCLI	$ 0.00	$ 10.11
Bio-Matrix (BMXP)	BMXP	$ 0.00	n/a

Quarterly Revenue Growth

As of 4/25/06 | In millions

StemCells, Inc. (STEM)	STEM	1909 %	$	175.27
Curis	CRIS	196 %	$	85.26
Geron Corporation	GERN	123 %	$	481.69
Calbatech Inc	CLBE	98 %	$	4.56
Cord Blood America, Inc.	CBAI	27 %	$	6.49
Cryo-Cell Intl, Inc.	CCEL	20 %	$	34.86
ViaCell, Inc.	VIAC	16.5 %	$	218.86
Thermogenisis Corp.	KOOL	6 %	$	177.48
Pluristem Life Sys Inc	PLRS	0 %	$	4.97
PharmaFrontiers	PFTR	0 %	$	13.63
Brainstorm	BCLI	0 %	$	10.11
Vitro Diagnostics	VODG	0 %	$	1.09
Cytori Therapeutics Inc	CYTX	-5 %	$	130.44
Advanced Cell Technology Inc.	ACTC	-28 %	$	29.44
Aastrom Biosciences, Inc.	ASTM	-69 %	$	163.32
Multi Cell	MCET	-74 %	$	12.23

Revenues Per Share

As of 4/25/06

	Symbol	REV PER SHARE	MKT CAP
Cryo-Cell Intl, Inc.	CCEL	$ 1.25	$ 34.86
ViaCell, Inc.	VIAC	$ 1.24	$ 218.86
Cytori Therapeutics Inc	CYTX	$ 0.41	$ 130.44
Thermogenisis Corp.	KOOL	$ 0.22	$ 177.48
Curis	CRIS	$ 0.13	$ 85.26
Geron Corporation	GERN	$ 0.11	$ 481.69
Cord Blood America, Inc.	CBAI	$ 0.06	$ 6.49
Calbatech Inc	CLBE	$ 0.03	$ 4.56
Advanced Cell Technology Inc.	ACTC	$ 0.02	$ 29.44
Multi Cell	MCET	$ 0.01	$ 12.23
Aastrom Biosciences, Inc.	ASTM	$ 0.01	$ 163.32
StemCells, Inc.	STEM	$ 0.00	$ 175.27
Vitro Diagnostics	VODG	$ 0.00	$ 1.09
PharmaFrontiers	PFTR	$ 0.00	$ 13.63
Pluristem Life Sys Inc	PLRS	$ 0.00	$ 4.97
Medistem Technologies	MDSM	$ 0.00	$ 60.09

Cord Blood AMERICA

Gross Profit

As of 4/25/06	Symbol	GROSS PROFIT	MKT CAP
ViaCell, Inc.	VIAC	36.15	$ 218.86
Cryo-Cell Intl, Inc.	CCEL	10.31	$ 34.86
Geron Corporation	GERN	6.16	$ 481.69
Thermogenisis Corp.	KOOL	3.09	$ 177.48
Cytori Therapeutics Inc	CYTX	2.48	$ 130.44
Aastrom Biosciences, Inc.	ASTM	0.761	$ 163.32
Calbatech Inc	CLBE	0.724	$ 4.56
Cord Blood America, Inc.	CBAI	0.513	$ 6.49
Advanced Cell Technology Inc.	ACTC	0.213	$ 29.44
Multi Cell	MCET	0.209	$ 12.23
Vitro Diagnostics	VODG	0.18	$ 1.09
StemCells, Inc.	STEM	0.141	$ 175.27
Curis	CRIS	-7.7	$ 85.26

Cord Blood AMERICA

EBITDA

As of 4/25/06	Symbol	EBITDA	MKT CAP
Cryo-Cell Intl, Inc.	CCEL	1.20	$ 34.86
Vitro Diagnostics	VODG	-0.36	$ 1.09
Calbatech Inc	CLBE	-1.54	$ 4.56
Medistem Technologies	MDSM	-2.89	$ 60.09
Brainstorm	BCLI	-3.94	$ 10.11
Multi Cell	MCET	-4.22	$ 12.23
Cord Blood America, Inc.	CBAI	-4.35	$ 6.49
Thermogenisis Corp.	KOOL	-8.10	$ 177.48
PharmaFrontiers	PFTR	-10.44	$ 13.63
Advanced Cell Technology Inc.	ACTC	-10.85	$ 29.44
ViaCell, Inc.	VIAC	-11.98	$ 218.86
StemCells, Inc.	STEM	-12.82	$ 175.27
Curis	CRIS	-14.85	$ 85.26
Aastrom Biosciences, Inc.	ASTM	-14.96	$ 163.32
Cytori Therapeutics Inc	CYTX	-24.95	$ 130.44
Geron Corporation	GERN	-35.99	$ 481.69

Earnings Per Share

As of 4/25/06	Symbol	EPS	MKT CAP
Cryo-Cell Intl, Inc.	CCEL	$0.08	$ 34.86
Medistem Technologies	MDSM	-$0.03	$ 60.09
Vitro Diagnostics	VODG	-$0.05	$ 1.09
Calbatech Inc	CLBE	-$0.11	$ 4.56
Brainstorm	BCLI	-$0.14	$ 10.11
Aastrom Biosciences, Inc.	ASTM	-$0.14	$ 163.32
Cord Blood America, Inc.	CBAI	-$0.16	$ 6.49
Multi Cell	MCET	-$0.18	$ 12.23
Thermogenisis Corp.	KOOL	-$0.18	$ 177.48
StemCells, Inc.	STEM	-$0.20	$ 175.27
Curis	CRIS	-$0.31	$ 85.26
Advanced Cell Technology Inc.	ACTC	-$0.43	$ 29.44
ViaCell, Inc.	VIAC	-$0.44	$ 218.86
Geron Corporation	GERN	-$0.58	$ 481.69
PharmaFrontiers	PFTR	-$1.24	$ 13.63
Cytori Therapeutics Inc	CYTX	-$1.81	$ 130.44

Average Volume

As of 4/25/06	Symbol	MKT CAP	AVG Volume (3 mos.)
Calbatech Inc	CLBE	$ 4.56	2,243,850
Aastrom Biosciences, Inc.	ASTM	$ 163.32	2,227,860
StemCells, Inc.	STEM	$ 175.27	1,239,600
Geron Corporation	GERN	$ 481.69	775,951
Curis	CRIS	$ 85.26	292,111
Thermogenisis Corp.	KOOL	$ 177.48	230,490
ViaCell, Inc.	VIAC	$ 218.86	186,663
Cord Blood America, Inc.	CBAI	$ 6.49	147,102
Advanced Cell Technology Inc.	ACTC	$ 29.44	99,546
Pluristem Life Sys Inc	PLRS	n/a	98,957
PharmaFrontiers	PFTR	$ 13.63	75,365
Multi Cell	MCET	$ 12.23	49,813
Cryo-Cell Intl, Inc.	CCEL	$ 34.86	40,241
Cytori Therapeutics Inc	CYTX	$ 130.44	21,294
Brainstorm	BCLI	$ 10.11	12,350
Vitro Diagnostics	VODG	$ 1.09	1,875

Shares Outstanding

As of 4/25/06	Symbol	MKT CAP	Shares Out
Medistem Technologies	MDSM	$ 60.09	130.64
Aastrom Biosciences, Inc.	ASTM	$ 163.32	103.37
Calbatech Inc	CLBE	$ 4.56	76.00
StemCells, Inc.	STEM	$ 175.27	65.40
Geron Corporation	GERN	$ 481.69	64.83
Curis	CRIS	$ 85.26	49.00
Thermogenisis Corp.	KOOL	$ 177.48	45.98
Cord Blood America, Inc.	CBAI	$ 6.49	40.54
ViaCell, Inc.	VIAC	$ 218.86	38.60
Multi Cell	MCET	$ 12.23	33.05
Advanced Cell Technology Inc.	ACTC	$ 29.44	23.74
Brainstorm	BCLI	$ 10.11	22.47
PharmaFrontiers	PFTR	$ 13.63	20.97
Cytori Therapeutics Inc	CYTX	$ 130.44	15.40
Cryo-Cell Intl, Inc.	CCEL	$ 34.86	11.62
Vitro Diagnostics	VODG	$ 1.09	10.93

Float

As of 4/25/06	Symbol	Float	MKT CAP
Vitro Diagnostics	VODG	5.94	$ 1.09
Cryo-Cell Intl, Inc.	CCEL	10.83	$ 34.86
PharmaFrontiers	PFTR	11.46	$ 13.63
Cytori Therapeutics Inc	CYTX	12.16	$ 130.44
Cord Blood America, Inc.	CBAI	14.50	$ 6.49
Brainstorm	BCLI	19.07	$ 10.11
Multi Cell	MCET	21.22	$ 12.23
ViaCell, Inc.	VIAC	27.17	$ 218.86
Calbatech Inc	CLBE	44.21	$ 4.56
Thermogenisis Corp.	KOOL	45.84	$ 177.48
Curis	CRIS	47.58	$ 85.26
StemCells, Inc.	STEM	63.50	$ 175.27
Geron Corporation	GERN	64.45	$ 481.69
Aastrom Biosciences, Inc.	ASTM	102.78	$ 163.32

Cord Blood AMERICA

% of Float to Total

As of 4/25/06	Symbol	% of Float to Total	MKT CAP
Cord Blood America, Inc.	CBAI	36 %	$ 6.49
Vitro Diagnostics	VODG	54 %	$ 1.09
PharmaFrontiers	PFTR	55 %	$ 13.63
Calbatech Inc	CLBE	58 %	$ 4.56
Multi Cell	MCET	64 %	$ 12.23
ViaCell, Inc.	VIAC	70 %	$ 218.86
Cytori Therapeutics Inc	CYTX	79 %	$ 130.44
Brainstorm	BCLI	85 %	$ 10.11
Cryo-Cell Intl, Inc.	CCEL	93 %	$ 34.86
StemCells, Inc.	STEM	97 %	$ 175.27
Curis	CRIS	97 %	$ 85.26
Geron Corporation	GERN	99 %	$ 481.69
Aastrom Biosciences, Inc.	ASTM	99 %	$ 163.32
Thermogenisis Corp.	KOOL	99 %	$ 177.48

Share Price

As of 4/25/06	Symbol	Share Price		MKT CAP	
Cytori Therapeutics Inc	CYTX	$	8.47	$	130.44
Geron Corporation	GERN	$	7.43	$	481.69
ViaCell, Inc.	VIAC	$	5.67	$	218.86
Thermogenisis Corp.	KOOL	$	3.86	$	177.48
Cryo-Cell Intl, Inc.	CCEL	$	3.00	$	34.86
StemCells, Inc.	STEM	$	2.68	$	175.27
Biostem	BTEM	$	1.78	$	439.8
Curis	CRIS	$	1.74	$	85.26
Aastrom Biosciences, Inc.	ASTM	$	1.58	$	163.32
Advanced Cell Technology Inc.	ACTC	$	1.24	$	29.44
Bio-Matrix	BMXP	$	1.03		n/a
PharmaFrontiers	PFTR	$	0.65	$	13.63
StemCell Technologies, Inc.	SCLL	$	0.58	$	26.16
Medistem Technologies	MDSM	$	0.46	$	60.09
Brainstorm	BCLI	$	0.45	$	10.11
Cord Blood America, Inc.	CBAI	$	0.16	$	6.49
Vitro Diagnostics	VODG	$	0.10	$	1.09
Calbatech Inc	CLBE	$	0.06	$	4.56

Market Cap

As of 4/25/06				
Geron Corporation	NASDAQ	GERN	$	481.69
ViaCell, Inc.	NASDAQ	VIAC	$	218.86
StemCells, Inc.	NASDAQ	STEM	$	175.27
Thermogenisis Corp.	NASDAQ	KOOL	$	177.48
Aastrom Biosciences, Inc.	NASDAQ	ASTM	$	163.32
Cytori Therapeutics Inc	NASDAQ	CYTX	$	130.44
Curis	NASDAQ	CRIS	$	85.26
Medistem Technologies	OTCBB	MDSM	$	60.09
Cryo-Cell Intl, Inc.	OTCBB	CCEL	$	34.86
Advanced Cell Technology Inc.	OTCBB	ACTC	$	29.44
PharmaFrontiers	OTCBB	PFTR	$	13.63
Multi Cell	OTCBB	MCET	$	12.23
Brainstorm	OTCBB	BCLI	$	10.11
Cord Blood America, Inc.	OTCBB	CBAI	$	6.49
Calbatech Inc	OTCBB	CLBE	$	4.56
Vitro Diagnostics	OTCBB	VODG	$	1.09

Speculative Conclusions

1. Wall Street has placed value on companies owning an operational lab.
2. Wall Street has placed value on having numerous R&D projects at multiple stages.
3. The valuations of stem cell companies are in their futures, their R&D and their potential promise.
4. In the small and micro-cap space, less weight is given to stem cell companies for current revenues and healthier financials.

Why is CBAI a Great Technical Investment for your Portfolio?:

1. Leader of micro-cap Stem Cell companies in most key financial statistics.
2. History of Revenue Growth.
3. History of liquidity.
4. A sleeper in market cap and share price.
5. Revenues projected to be higher than market cap.
6. Addition of acquisitions allows for strong stock uplift and market cap increase.

Summary

- Large and Growing Market –Estimated $1 Billion by 2010
- Rapid Growth Characteristics and Aggressive Growth Strategy
- CBAI recognizes where company needs to strengthen
  1. Acquire/build lab operations.
  2. Acquire or develop R&D strategies, IP and granted projects.
  3. Continue to grow organically, albeit more conservatively.
  4. Add asset purchases of new customers from struggling competitors.
  5. Layer in better profit margin products.
  6. Diversify product base and revenue streams.
- Commitment to Increasing Shareholder Value